UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Rule 14a-101)
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

PENTAIR, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Randy Hogan Internal Statement 3/26/12

Hello, I’m delighted to be here with you today to describe an exciting transformational, transaction.  We’re combining Pentair together with Tyco’s flow control business to create a new industrial powerhouse serving the critical markets that we are already focused on.  This combination will double the size of the company to close to $8 billion in sales.  It strengthens us in attractive end markets like energy and industrial and it augments us in the water and wastewater areas we’re focused in and helps us in equipment protection, which enhances our technical products business.  So it really fits all of the strategic thrusts of Pentair.  With a combination like this, there are going to be some things that change.  But there are some important things that aren’t going to change.  The company is still going to be called Pentair and it’s still going to trade on the NYSE under PNR.  I’m still going to be chairman and CEO and Minneapolis, Minnesota is still going to be our main offices.  The leadership team of Pentair that you all know are still going to lead the combined company.   To that we are going to be adding a great leadership team from the flow control segment of Tyco.   Great businesses … world leaders in flow and tracing and a strong position in water in the Asia Pacific.  It’s an incredible combination. It’s going to create shareholder value now.  Immediately.  And it’s going to create shareholder value long-term.  So what I ask you to do now is share in this excitement.  Look forward to hearing more and you will hear more and continue to focus on serving our customers well today and tomorrow and sharing with them the excitement about how much better we will be able to serve them in the future, whether it’s here, in Europe or in the fast growth markets. So thanks and let’s keep winning right.

Caution Concerning Forward-Looking Statements

This communication may contain certain statements about Pentair, Inc. (“Pentair”), Tyco Flow Control International Ltd. (“Tyco Flow”) and Tyco International Ltd. (“Tyco”) that are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.  The forward-looking statements contained in this press release may include statements about the expected effects on Pentair, Tyco Flow and Tyco of the proposed merger of Pentair and Tyco Flow (the “Merger”), the anticipated timing and benefits of the Merger,  Pentair’s and Tyco Flow’s anticipated standalone or combined financial results and all other statements in this document other than historical facts.  Without limitation, any statements preceded or followed by or that include the words “targets”, “plans”, “believes”, “expects”, “intends”, “will”, “likely”, “may”, “anticipates”, “estimates”, “projects”, “should”, “would”, “expect”, “positioned”, “strategy”, “future” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements.  These statements are based on the current expectations of the management of Pentair, Tyco Flow and Tyco (as the case may be) and are subject to uncertainty and changes in circumstances and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change.  Such risks, uncertainties and assumptions include: the satisfaction of the conditions to the Merger and other risks related to the completion of the Merger and actions related thereto; Pentair’s and Tyco’s ability to complete the Merger on anticipated terms and schedule, including the ability to obtain shareholder or regulatory approvals of the Merger and related transactions; risks relating to any unforeseen liabilities of Pentair or Tyco Flow; future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects; business and management strategies and the expansion and growth of Pentair’s or Tyco Flow’s operations; Pentair’s and Tyco Flow’s ability to integrate successfully after the Merger and achieve anticipated synergies; the effects of government regulation on Pentair’s or Tyco Flow’s businesses; the risk that disruptions from the transaction will harm Pentair’s or Tyco Flow’s business; Pentair’s, Tyco Flow’s and Tyco’s plans, objectives, expectations and intentions generally; and other factors detailed in Pentair’s and Tyco’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”), including their Annual Reports on Form 10-K under the caption “Risk Factors”.   Forward-looking statements included herein are made as of the date hereof, and none of Pentair, Tyco Flow or Tyco undertakes any obligation to update publicly such statements to reflect subsequent events or circumstances.

Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of a vote or proxy.  The Merger will be submitted to a vote of Pentair shareholders and the proposed distribution of Tyco Flow to Tyco shareholders will be submitted to a vote of Tyco shareholders.  In connection with the Merger, Tyco Flow will file a registration statement on Form S-4 with the SEC. Such registration statement will include a proxy statement of Pentair that also constitutes a prospectus of Tyco Flow, and will be sent to Pentair shareholders.  In addition, Tyco Flow will file with the SEC a Form 10 and Tyco will file a proxy statement with the SEC related to the proposed distribution of the Tyco Flow shares that will be sent to Tyco shareholders.  Shareholders of Pentair and Tyco are urged to read the proxy statements and other documents filed with the SEC when they become available because they will contain important information about Pentair, Tyco Flow, Tyco and the proposed transactions. Shareholders will be able to obtain copies of these documents (when they are available) and other documents filed with the SEC with respect to Pentair, Tyco Flow and Tyco free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Pentair upon written request to Investor Relations Department, Pentair, Inc., 5500 Wayzata Blvd., Suite 800, Minneapolis, MN, 55416, or by calling (763) 545-1730, or from Tyco or Tyco Flow upon written request to Investor Relations Department, Tyco International Ltd., 9 Roszel Road, Princeton, NJ, 08540, or by calling (609) 720-4200.

Participants in the Solicitation

Pentair and Tyco and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Pentair may be found in its Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC on February 21, 2012 and definitive proxy statement relating to its 2012 annual meeting of shareholders filed with the SEC on March 9, 2012. Information about the directors and executive officers of Tyco may be found in its Annual Report on Form 10-K for the year ended September 30, 2011 filed with the SEC on November 16, 2011 and definitive proxy statement relating to its 2012 annual general meeting of shareholders filed with the SEC on January 13, 2012. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants will also be included in the proxy statements when it becomes available.